Exhibit 99.1

CENTRICUS ACQUISITION CORP. TO COMBINE WITH ARQIT LIMITED, A LEADER IN QUANTUM ENCRYPTION TECHNOLOGY

•	Arqit Limited (“Arqit”), a leader in quantum encryption technology, has entered into a definitive agreement to combine with Centricus Acquisition Corp. (Nasdaq: CENH, CENHW, CENHU) (“Centricus”), a publicly-traded special purpose acquisition company.

•	Arqit has pioneered a unique quantum encryption technology, QuantumCloud™, which makes the communications links of any networked device secure against current and future forms of hacking – even an attack from a quantum computer.

•	The transaction with Centricus is expected to provide up to $400 million of gross proceeds to Arqit (assuming minimal redemption from existing Centricus shareholders). This includes funds from a fully committed PIPE of approximately $70 million with participation from Arqit business partners Virgin Orbit and Sumitomo Corporation, and Centricus sponsor Heritage Group.

•	Pro forma equity value of the business combination is approximately $1.4 billion, and pro forma enterprise value is approximately $1.0 billion at the PIPE price of $10.00 per share, assuming minimal redemption from existing Centricus shareholders.

•	This transaction will accelerate the next stages of Arqit’s business plan, including the mass commercialization of its products and the launch of two satellites, which is targeted for 2023.

•	Investor webcast and call is scheduled for May 12, 2021, at 9:00 AM EST / 2:00 PM BST.

New York, NY and London – May 12, 2021 - Arqit Limited (“Arqit”), a leader in quantum encryption technology and Centricus Acquisition Corp. (Nasdaq: CENH, CENHW, CENHU) (“Centricus”), a special purpose acquisition company, have entered into a definitive agreement that would result in Arqit becoming a publicly listed company (the “Business Combination Agreement”). Upon closing of the transaction, a newly formed Cayman holding company, Arqit Quantum Inc., will merge with Centricus, acquire Arqit and register its shares for listing on the Nasdaq Stock Market.

Arqit has pioneered a unique quantum encryption technology, QuantumCloud™, which makes the communications links of any networked device secure against current and future forms of hacking – even an attack from a quantum computer.

Currently “public key infrastructure” or “PKI” is used to encrypt most of the world’s communications, however PKI was designed in the 1980s and is no longer fit for purpose in a hyperconnected world. Furthermore, within this decade quantum computers will likely be able to break PKI’s encryption algorithms.

Symmetric encryption is a well understood encryption technology that is known to be more secure than PKI, including against quantum attack. However to date there has been no secure way to distribute symmetric encryption keys at scale. Arqit has invented a way to create those keys at end points when they are needed, at scale, securely, at any kind of end point device and in groups of any size. Arqit’s product, QuantumCloud™, is symmetric encryption, reborn for the cloud.

QuantumCloudTM puts a small software agent at any end point device. This software creates an unlimited number of symmetric keys with partner devices. The process is very simple and fast. Currently Arqit’s system uses source keys which are originated in data centres, however by 2023 it plans to launch two quantum satellites to assume that role. Those satellites will use a transformational new quantum protocol invented by Arqit which solve all of the known problems of satellite quantum key distribution. They will create a backbone of secure keys within data centres all over the world, and a quantum safe boundary protecting those data centres.

A customer/user can create an infinite number of symmetric key pairs, in groups as large as are needed. Keys are never “delivered”, so they cannot be intercepted. They are created at the end points and therefore can never be known by third parties. They can be used only once if necessary and replaced frequently. The service is sold and fulfilled on a self-service basis in the cloud making it an easily scalable business model.

Arqit believes its solution will provide a transformation in cyber security that provides a simple and elegant migration from existing encryption technology and will also protect against quantum attack.

Arqit’s current customers include the UK Government, the European Space Agency, BT plc, and Sumitomo Corporation. In addition, many companies like Verizon, BP, Northrop Grumman and Iridium are currently testing the use of Arqit’s technologies in different use cases.

It is estimated that the global addressable market for information security and risk management will be approximately $194 billion by the end of 2024, as government, military, cybersecurity, telecoms and financial services players move at speed to protect themselves and their customers from critical security breaches.

Manfredi Lefebvre d’Ovidio, Chairman of both Centricus and Heritage Group, which was the anchor investor in the PIPE transaction, said: “Arqit is a unique company, with disruptive deep technology that will ensure a safer environment for businesses and people. David and his team have built an extraordinary enterprise and we are delighted to support Arqit’s development. Garth and the Centricus Acquisition Corp. team have done a remarkable job and we are extraordinarily pleased to be able to  announce our partnership. I and my colleague Carlo Calabria have accepted David’s invitation to remain on the board and to work tirelessly to bring all of our skills and relationships around the world to bear to help to hyperscale this business.”

Centricus CEO Garth Ritchie said: “This transaction will give Arqit the ability to establish itself as a leader in the encryption space - the prospect of the threat from quantum computing will serve to accelerate the broad adoption of Arqit technology. This is a deep tech company which is many years ahead of the market. Arqit has protected its IP by remaining in stealth mode whilst filing over 1,000 claims on more than a dozen patent applications. It is thanks to funding from the British Government and its VC partners that Arqit is now ready to commercialise and scale its product suite; this will complement an already strong cohort of launch customers. The executive and advisory team are a ‘transatlantic who’s who’ of relevant cybersecurity, space and military experience - this team also enjoys peerless access to relevant enterprise customers.”

David Williams, Arqit CEO said: “The world needs simpler, stronger cyber security, and Arqit addresses that need. After four years of innovation in stealth mode by a world leading multi-disciplinary teams of scientists and engineers, we are ready to go to market. This technology is important and we need to take it to hyperscale as quickly as possible, because the problems we solve are problems for everyone. The capital from this transaction will enable us to develop critical relationships with existing and new customers and fully scale our platform as a service with a balance sheet which gives us speed, momentum and the resilience to deliver on our commitments to customers for the long term.”

Transaction Overview

The transaction values the combined company at a pro forma enterprise value of approximately $1.0 billion, and is expected to provide up to $400 million of gross proceeds to Arqit from a combination of $345 million of cash held in Centricus’ trust account (assuming minimal redemption from Centricus existing shareholders), and approximately $70 million from a fully committed PIPE. All existing shareholders and investors will continue to hold their equity ownership, and current Arqit shareholders will remain the majority owners of the combined company at closing.

In addition to financial investors, strategic investors Heritage Group, Virgin Orbit and Sumitomo Corporation have agreed to invest in the PIPE offering.

The proposed transaction was unanimously approved by Arqit’s board of directors as well as Centricus’ board of directors and is expected to be completed by the end of the third quarter of 2021. The proposed transaction will be subject to approval by Centricus’ shareholders and satisfaction or waiver of the closing conditions identified in the Business Combination Agreement.

Additional information about the proposed transaction, including a copy of the Business Combination Agreement, will be provided in a Current Report on Form 8-K to be filed by Centricus with the Securities and Exchange Commission (the “SEC”) and will be available at www.sec.gov. In addition, Arqit Quantum Inc., a newly formed Cayman holding company, intends to file a registration statement on Form F-4 with the SEC, which will include a proxy statement/prospectus of Centricus, and will file other documents regarding the proposed transaction with the SEC.

Advisors

Deutsche Bank is serving as financial advisor and capital markets advisor to Arqit and as a placement agent on the PIPE offering. J.P. Morgan is serving as financial advisor to Centricus in connection with the business combination and as a placement agent on the PIPE offering. White & Case LLP is serving as legal advisor to Arqit Limited. Latham & Watkins LLP is serving as legal advisor to Centricus Acquisition Corp. Sidley Austin LLP is serving as legal advisor to the placement agents.

Investor Conference Call Information

Arqit and Centricus will host a joint investor conference call to discuss the proposed transaction on May 12, 2021, at 9:00 AM EST / 2:00 PM BST. Interested parties may listen to the prepared remarks call via:

Conference Call Information

United States Toll-Free: +1 833 470 1428
United States Toll / International: +1 404 975 4839

Access Code: 267151

Replay

When the call is complete, participants can stream the replay of the call by:

Visiting https://www.netroadshow.com/ and entering the Entry Code: arqit100

or

Clicking https://www.netroadshow.com/nrs/home/#!/?show=efcf90ad

The investor presentation and a transcript of the audio recording will be provided in a Current Report on Form 8-K to be filed by Centricus with the SEC and will be available at www.sec.gov.

About Arqit

Arqit has invented a unique quantum encryption technology which makes the communications links of any networked device secure against current and future forms of hacking – even an attack from a quantum computer. Arqit’s product, called QuantumCloud™ creates unbreakable software encryption keys which are easy and efficient to use remotely with no hardware or disruption to software required. The software has universal application to every edge device and cloud machine in the world. Headquartered in the United Kingdom with subsidiaries in the United States, Arqit was founded in 2017 by UK satellite industry veteran David Williams. Arqit’s venture investors included Notion Capital, Seraphim Space, Evolution Equity and the UK government’s Future Fund.

About Centricus Acquisition Corp.

Centricus Acquisition Corp. (Nasdaq: CENH, CENHW, CENHU) is a blank check company incorporated as a Cayman Islands exempted limited liability company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Centricus Acquisition Corp., chaired by Manfredi Lefebvre d’Ovidio, raised $345 million in its IPO in February 2021, which was upsized due to strong demand and included the underwriters’ full over-allotment option. Centricus Acquisition Corp. was founded by the London-based global investment firm Centricus, the Monaco-based investment group Heritage and Carlo Calabria.

Additional Information

This communication is being made in respect of the proposed transaction involving Arqit Limited (“Arqit”), Centricus Acquisition Corp. (“Centricus”) and Arqit Quantum Inc. (“Pubco”), a newly formed Cayman holding company. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. In connection with the proposed transaction, Pubco will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form F-4 that will include a proxy statement of Centricus in connection with Centricus’ solicitation of proxies for the vote by Centricus’ shareholders with respect to the proposed transaction and other matters as may be described in the registration statement. Pubco and Centricus also plan to file other documents with the SEC regarding the proposed transaction and a proxy statement/prospectus will be mailed to all holders of Centricus’ Class A ordinary shares. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE FORM F-4 AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement/prospectus, as well as other filings containing information about Arqit and Centricus will be available without charge at the SEC’s Internet site (http://www.sec.gov). Copies of the proxy statement/prospectus can also be obtained, when available, without charge, from Arqit’s website at www.arqit.uk, or by directing a request to: Centricus Acquisition Corp., PO Box 309, Ugland House, Grand Cayman, KY1- 1104, Cayman Islands.

Participants in the Solicitations

Arqit, Centricus and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from Centricus’ shareholders in connection with the proposed transaction. Information about Centricus’ directors and executive officers and their ownership of Centricus’ securities will be set forth in the proxy statement/prospectus when available. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

Caution About Forward-Looking Statements

This communication includes forward-looking statements. These forward-looking statements are based on Arqit’s and Centricus’s expectations and beliefs concerning future events and involve risks and uncertainties that may cause actual results to differ materially from current expectations. These factors are difficult to predict accurately and may be beyond Arqit’s and Centricus’s control. Forward-looking statements in this communication or elsewhere speak only as of the date made. New uncertainties and risks arise from time to time, and it is impossible for Arqit and Centricus to predict these events or how they may affect Arqit and Centricus. Except as required by law, neither Arqit and Centricus has any duty to, and does not intend to, update or revise the forward-looking statements in this communication or elsewhere after the date this communication is issued. In light of these risks and uncertainties, investors should keep in mind that results, events or developments discussed in any forward-looking statement made in this communication may not occur. Uncertainties and risk factors that could affect Arqit’s and Centricus’s future performance and cause results to differ from the forward-looking statements in this release include, but are not limited to: (i) that the business combination may not be completed in a timely manner or at all, which may adversely affect the price of Centricus’ securities, (ii) the risk that the business combination may not be completed by Centricus’ business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Centricus, (iii) the failure to satisfy the conditions to the consummation of the business combination, including the approval of the Business Combination Agreement by the shareholders of Centricus and the satisfaction of the minimum trust account amount following any redemptions by Centricus’ public shareholders, (iv) the lack of a third-party valuation in determining whether or not to pursue the business combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement, (vi) the effect of the announcement or pendency of the business combination on the Company’s business relationships, operating results, and business generally, (vii) risks that the business combination disrupt current plans and operations of the Company, (viii) the outcome of any legal proceedings that may be instituted against the Company or against Centricus related to the Business Combination Agreement or the business combination, (ix) the ability to maintain the listing of Centricus’ securities on a national securities exchange, (x) changes in the competitive and regulated industries in which the Company operates, variations in operating performance across competitors, changes in laws and regulations affecting the Company’s business and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the business combination, and identify and realize additional opportunities, (xii) the potential inability of the Company to convert its pipeline or orders in backlog into revenue, (xiii) the potential inability of the Company to successfully deliver its operational technology which is still in development, (xiv) the potential delay of the commercial launch of the Company’s products, (xv) the risk of interruption or failure of the Company’s information technology and communications system and (xvi) the enforceability of the Company’s intellectual property.

Contacts:

Arqit Limited

UK - Montfort Communications: +44 (0) 20 3514 0897

Nick Miles: +44 (0) 7739 701634, miles@montfort.london

Olly Scott: +44 (0) 7812 345205, scott@montfort.london

James Olley:  +44 (0) 7974 982302, jolley@montfort.london

US –Nicholas Fox:  +1 (347) 882 0804, nickarfox@gmail.com

Centricus Acquisition Corp.

James Leviton

Finsbury Glover Hering

+44 (0) 20 7251 3801

centricus@finsbury.com